                                                                    Exhibit 31.1

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Robert E. Lee, President and Chief Executive Officer of Millennium Chemicals Inc., certify that:

     1. I have reviewed this Quarterly Report on Form 10-Q of Millennium Chemicals Inc. for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on August 9, 2004 and as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 11, 2004 and this Amendment No. 2 to the Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on the date hereof; and

     2. Based on my knowledge, this annual report, as amended, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report.

Date: September 23, 2004

                                        /s/ ROBERT E. LEE
                                        ----------------------------------------
                                        Robert E. Lee
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)